UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

ATHENA GOLD CORPORATION

(formerly Athena Silver Corporation)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Gold Corporation (the “Company” or “Athena”):

1a.       Effective May 25, 2021, the Company completed the sale of an aggregate of CDN $500,000 of its Units at a purchase price of CDN $.08 per Unit for a total of 6,250,000 Units. Each Unit consisted of one (1) share of Common Stock and one (1) common stock purchase warrant (“Warrant”) exercisable for three years to purchase one additional share of Common Stock at a price of CDN $0.15 per share. The transaction was part of the Company’s unregistered private offering of up to CDN  $1,000,000 in Units at a price of $0.08 per Unit.

b.       (i) The Units sold under 1(a) above were issued pursuant to concurrent offerings under Regulation D and Regulation S under the Securities Act of 1933, as amended. In connection with the Regulation D offering, the Company sold securities to three (3) US Persons each of whom qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933. The Units, including the shares of Common Stock and Warrants issued are “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

(ii) The Units sold in the Regulation S offering were issued to twenty-two (22) individuals who were either not a person in the United States or not a U.S. Person (as defined in Rule 902(k) of Regulation S under the Securities Act of 1933 at the time of their investment. The Units issued are “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend, along with a restrictive legend specific to the Provinces of Canada in which the Units were sold.

c.       The Company paid finders’ fees in the amount of CDN $13,904.80 in connection with the sale of the Units. The finder is also entitled to 7% warrants based on the number of Units sold.

d.       The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Regulation D or Regulation S.

e.       Each Warrant sold as part of the Units is exercisable for three (3) years to purchase one additional share of Common Stock at an exercise price of CDN $0.15 per share.

f.       Proceeds of the Offering will be used for working capital and other general corporate purposes.

ITEM 7.01	REGULATION FD DISCLOSURE

On June 9, 2021 the Company issued a press release announcing (i) the closing of a first tranche of a Unit private placement for CDN $500,000, (ii) the filing of a preliminary long form Prospectus with the British Columbia Securities Commission and application for listing on the Canadian Securities Exchange and (iii) the appointment of a Chief Financial Officer.

Regarding the private placement, the offering consists of Units of the Company’s equity securities at price of CDN $0.08 per Unit. Each Unit consists of one common share in the capital stock of the Company and one common share purchase warrant, with each warrant entitling the holder thereof to purchase one common share in the capital stock of the Company at a price of CDN $0.15 until May 31, 2024.

With respect to the Preliminary Prospectus, Athena filed a non-offering preliminary long form prospectus dated May 31, 2021 (the “Preliminary Prospectus”) with the British Columbia Securities Commission on June 2, 2021, for the purposes of becoming a reporting issuer pursuant to the securities legislation of the Province of British Columbia and to become eligible for listing and trading on the Canadian Securities Exchange (the “CSE”). The Preliminary Prospectus has been filed on the Company’s SEDAR profile and may be viewed by shareholders and interested parties at www.sedar.com.

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The press release also announced the appointment of Ty Minnick as the Company’s Chief Financial Officer. Mr. Minnick’s appointment was previously reported on the Company’s Current Report on Form 8-K dated May 5, 2021.

A copy of the Press Release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Item	Title
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: June 9, 2021	By: /s/ John C. Power
John C. Power, President

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